SEC Registration No.____________________






                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-14



REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933





                           Calvert Tax-Free Reserves
               (Exact Name of Registrant as Specified in Charter)



                             4550 Montgomery Avenue
                                  Suite 1000N
                            Bethesda, Maryland 20814
                    (Address of Principal Executive Offices)


                 Registrant's Telephone Number: (301) 951-4800


                           William M. Tartikoff, Esq.
                             4550 Montgomery Avenue
                                  Suite 1000N
                            Bethesda, Maryland 20814
                    (Name and Address of Agent for Service)



It is proposed that this filing will become effective on December 31, 1995 pursuant to Rule 488.


The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance on Rule 24f-2. A Rule 24f-2 Notice for the Registrant's most recent fiscal year ended December 31, 1994 was filed with the Commission on February 28, 1995. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.

                           Calvert Tax-Free Reserves


                             Cross Reference Sheet

            Pursuant to Rule 481(a) Under the Securities Act of 1933

Item number                 Part A

1.                          Cover Page
2.                          Table of Contents
3.                          Summary; Portfolio Expenses
4.                          Summary; Reasons for the
                            Reorganization; Proposed Transaction;
                            Tax Consequences; Information about
                            the Reorganization; Comparative Information on Shareholder Rights; Information about the Portfolios;
5.                          Summary; Comparison of Investment Policies;
                            Information about the Portfolios; Investment Objectives and Policies; Distribution Fees and Expense Ratios; Purchases; Exchange Privileges; Distribution Procedures; Redemption Procedures;
                            and Incorporation by Reference to Prospectus dated 4/30/95
6.                          Summary; Comparison of Investment Policies;
                            Information about the Portfolios; Investment
                            Objectives and Policies; Advisory Fees,
                            Distribution Fees and Expense Ratios; Purchases; Exchange Privileges; Distribution Procedures; Redemption Procedures

7.                          Voting Information; Adjournment
8.                          Not Applicable
9.                          Not Applicable



                            Part B


10.                         Cover Page
11.                         Table of Contents
12.                         Statement of Additional Information of Registrant
13.                         Not Applicable
14. Financial Statements included in Statement of Additional Information of Registrant



15. Indemnification         PART C


                            Incorporated by Reference
                            to Part A Caption -
                            "Comparative Information on Shareholders' Rights"

16. Exhibits                Exhibits
17. Undertakings            Undertakings

                           CALVERT TAX-FREE RESERVES
                       NEW JERSEY MONEY MARKET PORTFOLIO
                             4550 Montgomery Avenue
                                  Suite 1000N
                            Bethesda, Maryland 20814



Dear Shareholder:


You are cordially invited to attend a Special Meeting of Shareholders of Calvert Tax-Free Reserves ("CTFR") New Jersey Money Market Portfolio (the "NJ Portfolio") on ______ ___,
1996. At this important meeting you are being asked to consider and approve an Agreement and Plan of Reorganization (the "Plan") between Calvert Tax-Free Reserves- Money Market Portfolio (the "Money Market Portfolio") and the NJ Portfolio.


The NJ Portfolio will be merged into the much larger Money
Market Portfolio. The expense ratio of the combined Portfolios is expected to be lower.


The Board of Trustees of CTFR has unanimously approved the proposed reorganization and recommends that shareholders of the NJ Portfolio vote to approve the Plan. Approval of the Plan requires the affirmative vote of a majority of shares of the NJ Portfolio. We urge you to take the time to consider this important matter and vote now. In order to make sure that your vote is represented, indicate your choice on the enclosed proxy card, date and sign it, and return it in the enclosed postage prepaid envelope.



YOUR VOTE IS CRITICAL.  PLEASE VOTE PROMPTLY BY SIGNING AND
RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PREPAID ENVELOPE
PROVIDED.


Sincerely,





Clifton S. Sorrell, Jr.
President

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS


The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.


1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).


2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).


3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:



REGISTRATION                      VALID SIGNATURE


CORPORATE
ACCOUNTS


(1)  ABC Corp.                    (1)ABC Corp.
                                     John Doe, Treasurer
(2) ABC Corp.                     (2) John Doe, Treasurer
c/o John Doe, Treasurer
(3) ABC Corp. Profit Sharing
Plan                              (3) John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust                     (1) Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee          (2) Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.          (1) John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith, Jr.            (2) John B. Smith, Jr., Executor

                           CALVERT TAX-FREE RESERVES
                       NEW JERSEY MONEY MARKET PORTFOLIO
                             4550 Montgomery Avenue
                                  Suite 1000N
                            Bethesda, Maryland 20814


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on ____ __, 1996


NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of Calvert Tax-Free Reserves New Jersey Money Market Portfolio will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on ___________, __________ ___, 1996 for the
following purposes:


I. To consider and act on an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of Calvert Tax Free Reserves New Jersey Money
Market Portfolio in exchange for
Class 0 shares of Calvert Tax-Free Reserves Money Market
Portfolio.


II. To transact any other business that may properly come before the meeting.


Shareholders of record at the close of business on ________ __, 199__ are entitled to notice of and to vote at this meeting or any adjournment thereof.


By Order of the Board of Trustees





William M. Tartikoff, Esq.
Secretary


Please execute the enclosed proxy and return it promptly in the enclosed postage-prepaid envelope, thus enabling the NJ Portfolio to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                         PROSPECTUS AND PROXY STATEMENT
                               December __, 1995


Acquisition of the Assets                  By and in Exchange for Shares of
of Calvert Tax-Free Reserves--New          Calvert Tax-Free Reserves--Money
Jersey Money Market Portfolio              Market Portfolio 4550 Montgomery
4550 Montgomery Avenue Bethesda,           Avenue Bethesda, Maryland 20814
Maryland 20814 (800) 368-2748              (800) 368-2748


This Prospectus and Proxy Statement relates to the proposed transfer of all the assets and liabilities of the Calvert Tax-Free Reserves New Jersey Money Market Portfolio (the "NJ Portfolio") to the Calvert TaxFree Reserves Money Market Portfolio (the "Money Market Portfolio") in exchange for Class "O" shares of the Money Market Portfolio. Following the transfer, Money Market Portfolio Class O shares will be distributed to shareholders of the NJ Portfolio in liquidation of the NJ Portfolio and the NJ Portfolio will be dissolved. As a result of the proposed transaction, each shareholder of the NJ Portfolio will receive that number of Money Market Portfolio Class O shares equal in value at the date of the exchange to the value of such shareholder's shares of the NJ Portfolio.


The Money Market Portfolio is a series of Calvert Tax-Free Reserves ("CTFR"), which is an open-end, management investment company. The investment objective of the Money Market Portfolio is to earn the highest interest income exempt from federal income taxes as is consistent with prudent investment management, safety, preservation of capital and the quality and maturity characteristics of the Money Market Portfolio. The NJ Portfolio is also a series of CTFR. Calvert Asset Management Company, Inc. ("CAM"), is the Investment Advisor for both the NJ Portfolio and the Money Market Portfolio. The NJ
Portfolio is a non-diversified money market fund that seeks to earn the highest level of interest income exempt from federal income tax and the New Jersey Gross Income Tax as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the NJ Portfolio.


Both the Money Market Portfolio and the NJ Portfolio are money market funds investing only in municipal obligations. Although each Portfolio seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Portfolio will be successful in doing so. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SHARES OF THE CALVERT TAX-FREE RESERVES MONEY MARKET PORTFOLIO
ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE
FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Money Market Portfolio that a prospective investor should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of the Money Market Portfolio dated April 30, 1995 and is incorporated herein by reference. A Statement of Additional Information dated April 30, 1995 regarding this transaction containing additional information has been filed with the Securities and Exchange Commission and is incorporated herein by reference into this Prospectus and Proxy Statement. A copy of the Statement may be obtained without charge by writing the Money Market Portfolio at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling
(800) 368-2748.

TABLE OF CONTENTS


Summary...........................................................2
Portfolio Expense
Comparison......................................                  4
Financial Highlights..............................................4
Comparison of Investment Policies.................................4
Information about the Reorganization..............................7
Comparative Information on Shareholder Rights.....................8
Information about the Portfolios..................................9
Voting Information................................................9
Adjournment......................................................10
Exhibit A - Agreement and Plan of Reorganization.......... ......11



                                    SUMMARY


Reasons for the Reorganization. The Trustees of CTFR have been considering various issues connected with the small size of the NJ Portfolio. Accordingly, the Trustees have determined that it would be beneficial to the NJ Portfolio shareholders to combine with a larger money market fund portfolio with relatively similar investment objectives and policies. On October 31, 1995, the Money Market Portfolio had net assets of $1.95 billion compared to $0.03 billion of the NJ Portfolio net assets on that date.


To this end, the Board of Trustees of CTFR recommends that shareholders approve the proposed merger of the NJ Portfolio into the Money Market Portfolio because both portfolios invest solely in municipal obligations and are managed by the same portfolio manager. The NJ Portfolio would be merged into the "O" Class of the Money Market Portfolio. The Money Market Portfolio hopes to preserve the NJ Portfolio assets while improving the economies of scale of both portfolios. See "Portfolio Expense Comparison" below.


Proposed Transaction. The Board of Trustees of CTFR has authorized an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of all the assets and liabilities of the NJ Portfolio to the Money Market Portfolio in exchange for shares of the Money Market Portfolio. Following the transfer, Money Market Portfolio Class O shares will be distributed to shareholders of the NJ Portfolio in liquidation of the NJ Portfolio and the NJ Portfolio will be dissolved. As a result of the proposed transaction, each shareholder of the NJ Portfolio will receive that number of full and fractional Money Market Portfolio Class O shares equal in value at the date of the exchange to the value of such shareholder's shares of the NJ Portfolio. For the reasons stated above, the Trustees, including the Trustees of CTFR who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") have concluded that the reorganization would be in the best interests of the shareholders of the NJ Portfolio and recommend shareholder approval.


Tax Consequences. The Plan is conditioned upon receipt by the NJ Portfolio of an opinion of counsel that no gain or loss will be recognized by the NJ Portfolio or NJ Portfolio shareholders as a result of the reorganization. The tax basis of Money Market shares received by a shareholder will be the same as the tax basis of the shareholder's NJ Portfolio shares. In addition, the tax basis of the NJ Portfolio assets in the hands of the Money Market Portfolio as a result of the reorganization will be the same as the tax basis of such assets in the hands of the NJ Portfolio prior to the reorganization. See "Information about the Reorganization."


Investment Policies. The investment policies of the NJ Portfolio and the Money Market Portfolio are relatively similar. Both the NJ Portfolio and the Money Market Portfolio invest primarily in portfolios of high quality short-term municipal obligations. Each Portfolio's dividends are substantially exempt from federal income tax. The NJ Portfolio invests in fixed and variable rate high quality municipal obligations of New Jersey with maturities of one year or less and an average maturity of 90 days or less whose interest is exempt from federal income tax and which are of high quality. The Money Market Portfolio invests in municipal bonds and notes and taxexempt commercial paper within the two highest credit ratings categories. For both Portfolios, the credit quality of municipal obligations is determined by reference to a commercial credit rating service, such as Moody's Investors Service, Inc., or Standard & Poor's Corporation. See "Comparison of Investment Policies."


Purchases. Shares of both the NJ Portfolio and the Money Market Portfolio are sold on a continuous basis at their respective net asset value, which is intended to remain stable at $1.00 per share. The minimum initial investment in each Portfolio is $2,000 and the minimum subsequent investment is $250 (except in the case of certain retirement plans).


Exchange Privileges. Shareholders of both the NJ Portfolio and the Money Market Portfolio may exchange Portfolio shares for shares of a variety of other Calvert Group Funds by paying the applicable sales charge, if any. Each such exchange represents a sale of Portfolio shares, which may produce a gain or loss for tax purposes. The NJ Portfolio and the Money Market Portfolio reserve the right to modify or eliminate this exchange privilege, with 60 days' notice.
Distribution Procedures. Neither the NJ Portfolio nor the Money Market Portfolio Class O shares have a Rule 12b-1 Distribution Fee or a service fee. The Money Market Portfolio also offers another class of shares, Class MMP shares, which are sold with a Rule 12b-1 distribution fee of 0.35% of average daily net assets. Class MMP shares are not offered by this prospectus. Redemption Procedures. At any time, shares of the NJ Portfolio and the Money Market Portfolio may be redeemed by writing a draft or sending a written request by mail. All written orders for redemption, and all accompanying certificates, must be signed by the shareholder and may be required to be signature guaranteed by a commercial bank, savings association, trust company or member firm of any national securities exchange. Further documentation may be required from corporations, fiduciaries, pension plans and institutional investors.
Shares may also be redeemed by telephone or through brokers. Both Portfolios impose a charge of $5.00 for wire transfers of less than $1,000. The NJ Portfolio and the Money Market Portfolio may, after 30 days' notice, close accounts if the value of shares in the account is reduced by redemptions to less than $1,000, and the investor fails to purchase sufficient additional shares.

PORTFOLIO EXPENSE
COMPARISON                          Money Market           NJ Portfolio
                                    Portfolio Class O
                                    Shares
Shareholder Transaction Expenses
Sales Load on Purchases             None                   None
Sales Load on Reinvested Dividends  None                   None
Deferred Sales Load                 None                   None
Redemption Fees                     None                   None
Exchange Fee                        None                   None


Annual Fund Operating Expenses
 - Fiscal Year 1994 (see below)
(as a percentage of net assets)

Management Fees                    0.46%              0.51%
Rule 12b-1 Fees                    None               None
Other Expenses                     0.16%              0.33%
Total Fund Operating Expenses      0.62%              0.84%



C.  Example:  You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
                 (2) redemption at the end of each period:


                          1 Year        3 Years       5 Years       10 Years


Money Market
Portfolio Class O          $6            $20           $35           $77


NJ Portfolio               $9            $27           $47           $104


EXPLANATION OF TABLE: THE PURPOSE OF THE TABLE IS TO ASSIST YOU IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE PORTFOLIOS MAY BEAR DIRECTLY (SHAREHOLDER TRANSACTION COSTS) OR INDIRECTLY (ANNUAL FUND OPERATING EXPENSES).


A. Shareholder Transaction Costs are charges you pay when you buy or sell shares of a Portfolio. If you request a wire redemption of less than $1,000, you will be charged a $5 wire fee.

B. Annual Fund Operating Expenses. Management Fees are paid by the Fund to Calvert Asset Management Company, Inc. ("Investment Advisor") for managing each Portfolio's investments and business affairs, and include an administrative service fee paid to Calvert Administrative Services Company, Inc. Each Portfolio incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the yield for the Money Market Portfolio and are not charged directly to individual shareholder accounts.
C. Example of Expenses. The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown.

The information set forth above with respect to the Money Market Portfolio relates only to Class O shares. The Money Market Portfolio also offers another class of shares, Class MMP shares. Class O Shares and Class MMP shares are the same except Class MMP shares are subject to a Rule 12b-1 distribution fee of 0.35% of average daily net assets.



FINANCIAL HIGHLIGHTS


The following tables provide information about the financial history of the Money Market Portfolio's Class O shares. They express the information in terms of a single share outstanding throughout each period. The tables have been audited by those independent accountants whose report is included in Calvert Tax-Free Reserves Annual Report to Shareholders, for each of the respective periods presented, except the six-month period ended June 30, 1995 which is unaudited. The tables should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information.




Money Market Portfolio                Six Months Ended
                                       June 30, 1995    Year Ended December 31,
                                         (Unaudited)       1994         1993

Net asset value, beginning of year       $1.000          $1.000       $1.000
Income from investment operations
    Net investment income                  .020            .028         .024
Distributions to shareholders
Dividends from net investment income      (.020)          (.028)       (.024)


Net asset value, end of year             $1.000          $1.000       $1.000

Total return<F1>                          2.03%           2.81%        2.41%
Ratio of expenses to average
  net assets                               .62%(a)         .62%         .60%
Ratio of net investment income to
average net assets                        4.03%(a)        2.75%        2.37%
Net assets, end of year           $1,578,821,440  $1,344,594,922 $1,500,614,262
Number of shares outstanding
at end of year (in thousands)          1,578,904       1,344,668    1,500,557

<F1>Total return has not been audited prior to 1994.

(a) Annualized



Money Market Portfolio                     Year Ended December 31,
                                           1992                        1991

Net asset value, beginning of year         $1.000 $                    1.000
Income from investment operations
  Net investment income                      .031                       .048
Distributions to shareholders
  Dividends from net investment income      (.031)                     (.048)
Net asset value, end of year               $1.000                     $1.000

Total return<F2>                            3.18%                      4.96%

Ratio of expenses to average
  net assets                                 .59%                       .61%
Ratio of net investment
income to average net assets                3.10%                      4.79%
Net assets, end of year               $1,552,105,640.00      $1,382,329,562.00
Number of shares outstanding
  at end of year (in thousands)          1,552,061.00           1,382,288.00

<F2>Total return has not been audited prior to 1994.



Money Market Portfolio                             Year Ended December 31,
                                                  1990               1989
Net asset value, beginning of year               $1.000            $1.000
Income from investment operations
  Net investment income                           .059               .063
Distributions to shareholders
  Dividends from net investment income           (.059)             (.063)
Net asset value, end of year                    $1.000             $1.000
Total return<F3>                                 6.04%              6.47%
Ratio of expenses to average
  net assets                                      .63%               .62%
Ratio of net investment income
  to average net assets                          5.85%              6.22%
Net assets, end of year                 $1,071,718,868.00       $952,346,922.00
Number of shares outstanding
  at end of year (in thousands)              1,071,678.00          952,257.00

<F3>Total return has not been audited prior to 1994.



Money Market Portfolio                             Year Ended December 31,
                                                  1988                 1987

Net asset value, beginning of year               $1.000              $1.000
Income from investment operations
  Net investment income                            .052                .046
Distributions to shareholders
  Dividends from net investment income           (.052)               (.046)
Net asset value, end of year                    $1.000                1.000
Total return<F4>                                 5.31%                4.62%
Ratio of expenses to average
  net assets                                      .62%                 .62%
Ratio of net investment income
  to average net assets                          5.19%                4.56%
Net assets, end of year                    $823,759,105.00     $688,967,210.00
Number of shares outstanding
  at end of year (in thousands)              823,696.00           688,986.00

<F4>Total return has not been audited prior to 1994.


Money Market Portfolio                             Year Ended
December 31,
                                                   1986               1985
Net asset value, beginning of year                $1.000             $1.000
Income from investment operations
  Net investment income                             .048               .054
Distributions to shareholders
  Dividends from net investment income             (.048)             (.054)
Net asset value, end of year                      $1.000             $1.000
Total return<F5>                                   4.77%              5.39%
Ratio of expenses to average
  net assets                                        .67%               .71%
Ratio of net investment income
  to average net assets                            4.66%              5.22%
Net assets, end of year                     $519,491,108.00    $306,432,253.00
Number of shares outstanding
  at end of year (in thousands)               519,399.00            306,411.00

<F5> Total return has not been audited prior to 1994.



                       COMPARISON OF INVESTMENT POLICIES


The Money Market Portfolio. The Money Market Portfolio investment objective is to earn the highest level of interest income exempt from federal income tax. Municipal obligations in which the Portfolio invests are short-term, fixed and variable rate instruments of minimal credit risk and of high quality. Short-term obligations have remaining maturities of one year or less. The Money Market maintains an average weighted maturity of 90 days or less.


In pursuing its objective, the Money Market Portfolio invests primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal income tax. Municipal obligations in which the Portfolio invests are short-term, fixed and variable rate instruments of minimal credit risk and of high quality. Short-term obligations have remaining maturities of one year or less. The Money Market maintains an average weighted maturity of 90 days or less.


The Money Market Portfolio invests in municipal bonds and notes and tax-exempt commercial paper within the two highest credit rating categories or, if unrated, are determined by the Advisor to be of comparable quality. The credit quality of municipal obligations is determined by reference to a commercial credit rating service, such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. In the case of any instrument that is not rated, credit quality is determined by the Advisor under the supervision of the Board of Trustees. There is no limitation on the percentage of the Portfolio's assets which may be invested in unrated obligations; such obligations may be less liquid than rated obligations of comparable quality.


The NJ Portfolio. The NJ Portfolio seeks to earn the highest level of interest income exempt from federal income tax and the New Jersey Gross Income Tax as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the NJ Portfolio.


The NJ Portfolio is non-diversified and invests primarily in municipal obligations whose interest is exempt from federal and New Jersey state income tax. Municipal obligations in which the NJ Portfolio invests are short-term, fixed and variable rate instruments of minimal credit risk and of high quality. Short-term obligations have remaining maturities of one year or less. The NJ Portfolio maintains an average weighted maturity of 90 days or less.


Under normal market conditions, the NJ Portfolio attempts to invest all of its assets in tax-exempt obligations of the State of New Jersey and its political subdivisions ("New Jersey Municipal Obligations"). If at any time New Jersey Municipal Obligations become unavailable, the NJ Portfolio could, to the extent permissible, invest in debt obligations issued by other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations").


Dividends paid by the NJ Portfolio which are derived from interest attributable to New Jersey Municipal Obligations will be exempt from federal and New Jersey state personal income taxes. Dividends derived from interest on tax-exempt obligations of other governmental issues will be exempt form federal income tax, but will be subject to New Jersey state income taxes.


Since the NJ Portfolio is non-diversified, it may invest in fewer issuers than if it were diversified. Accordingly, the NJ Portfolio's performance may be more directly impacted by changes in conditions affecting those issuers than it would be if the NJ Portfolio were investing in a greater number of issuers.


The NJ Portfolio invests in municipal bonds and notes and tax-exempt commercial paper within the two highest credit ratings categories for example, AA and AAA (or Aa and Aaa) for municipal bonds and A-1 and A2 (or P-1 and P-2) for tax-exempt commercial paper. These obligations are judged to be of high quality.


There is no limitation on the percentage of the NJ Portfolio assets that may be invested in unrated obligations; such obligations may be less liquid than rated obligations of comparable quality.


The NJ Portfolio may temporarily borrow money from banks to meet redemption requests, but such borrowing may not exceed 10% of the value of the NJ Portfolio's total assets.


Both Portfolios. Both Portfolios may invest in floating rate and variable rate demand notes. These notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer.


Both Portfolios may invest in structured money market instruments where the underlying security is a municipal lease. Generally, such instruments are structured as tax-exempt commercial or variable rate demand notes, and are usually secured by an unconditional letter of credit. In the unlikely event that the letter of credit is not honored, the lease would present special risks, such as the chance that the municipality might not appropriate funding for the lease payments. Thus, the Advisor considers risk of cancellation in its investment analysis. Certain leases may be considered illiquid. In all cases, the Money Market Portfolio invests only in high-quality instruments (rated in one of the two highest rating categories) that meet the requirements of the Securities and Exchange Commission's Rule 2a-7 regarding credit quality and maturity.


Both Portfolios may purchase when-issued securities. New issues of municipal obligations are offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days after the date of the transaction. The payment obligations and the yield that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Money Market Portfolio will only make commitments to purchase such securities with the intention of actually acquiring the securities, but it may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.


For liquidity purposes or pending the investment of the proceeds of the sale of its shares, each Portfolio may invest in and derive up to 20% of its income from taxable short-term money market type investments. Interest earned from such taxable investments will be taxable to the shareholder as ordinary income unless the shareholder is otherwise exempt from the transaction.


Each Portfolio may invest in variable and floating rate obligations. Variable rate obligations have a yield which is adjusted periodically based upon changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when that rate changes. Variable and floating rate obligations lessen the capital fluctuations usually inherent in fixed income investments, to diminish the risk of capital depreciation of investments and shares; but this also means that should interest rates decline, the yield of the Portfolio will decline and the Portfolio would not have as many opportunities for capital appreciation of Portfolio investments.


Differences in Investment Restrictions. As a state-specific money market mutual fund, the NJ Portfolio seeks to earn the highest level of interest income exempt from federal income tax and the New Jersey Gross Income Tax, as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristic of the NJ Portfolio. The Money Market Portfolio is a so-called "national" money market portfolio which seeks to earn the highest interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Money Market Portfolio. Investments made by the Money Market Portfolio, while generally exempt from federal income tax, are not exempt from the New Jersey Gross Income Tax.


One of the more significant differences between the NJ Portfolio and the Money Market Portfolio is, that as described above, the NJ Portfolio is not diversified like the Money Market
Portfolio. This means that the NJ Portfolio invests primarily in municipal obligations whose interest is exempt from federal and New Jersey state income tax. Since the NJ Portfolio is non-diversified, it may invest in fewer issuers than if it were diversified. As a result the NJ Portfolio's performance may be more directly impacted by changes in conditions affecting those issuers than it would be if the portfolio were investing in a greater number of issuers.



                      INFORMATION ABOUT THE REORGANIZATION


Plan of Reorganization. The proposed Agreement and Plan of Reorganization (the "Agreement" or "Plan") provides that the Money Market Portfolio will acquire all the assets and liabilities of the NJ Portfolio in exchange for Class O shares of the Money Market Portfolio on the Closing Date (as defined in Section 2(b) of the Plan). A copy of the Plan is attached as Exhibit A to this Proxy Statement. The number of full and fractional Money Market Class O shares to be issued to shareholders of the NJ Portfolio will equal the value of the shares of the NJ Portfolio outstanding immediately prior to the reorganization. Portfolio securities of the NJ Portfolio and the Money Market Portfolio will be valued in accordance with the valuation practices of the Money Market Portfolio which are described in the Money Market Portfolio prospectus. At the time of the reorganization, the Money Market Portfolio will assume and pay all of the NJ Portfolio's obligations and liabilities. The reorganization will be accounted for by the method of accounting for tax-free reorganizations of investment companies, sometimes referred to as the pooling without restatement method.


As soon as practicable after the Closing Date, the NJ Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the full and fractional Class O shares of the Money Market Portfolio at an aggregate net asset value equal to the value of the shareholder's investment in the NJ Portfolio next determined after the effective time of the transaction. This method of valuation is also consistent with interpretations of Rule 22c-1 under the Investment Company Act of 1940 by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Money Market Portfolio in the name of such NJ Portfolio shareholders, each representing the respective pro rata number of full and fractional shares of the Money Market Portfolio due the shareholder.



The consummation of the Plan is subject to the conditions set forth in the Agreement. The Plan may be terminated and the reorganization abandoned at any time before or after approval by NJ Portfolio shareholders, prior to the Closing Date by mutual consent of the NJ Portfolio and the Money Market Portfolio, or by either if any condition set forth in the Plan has not been fulfilled or is waived by the party entitled to its benefits. In accordance with the Plan, the NJ Portfolio will be responsible for payment of expenses incurred in connection with the reorganization.


Description of Money Market Portfolio Class O Shares. Full and fractional Class Oshares of the Money Market Portfolio will be issued to NJ Portfolio shareholders in accordance with the procedures under the Plan as described above. Each share will be fully paid and non assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.


Federal Income Tax Consequences. The Plan is a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code. The Plan is conditioned upon receipt by the NJ Portfolio of an opinion of counsel to the NJ Portfolio, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, current administrative rules and court decisions, for federal income tax purposes: (1) no gain or loss will be recognized by the NJ Portfolio or the Money Market Portfolio upon the transfer of NJ Portfolio assets to, and the assumption of its liabilities by, the Money Market Portfolio in exchange for the Money Market Portfolio's shares (Section 1032(a)); (2) no gain or loss will be recognized by shareholders of the NJ Portfolio upon the exchange of NJ Portfolio shares for the Money Market Portfolio's Class O shares (Section 361(a));
(3) the basis and holding period immediately after the reorganization for the Money Market shares received by each NJ Portfolio shareholder pursuant to the reorganization will be the same as the basis and holding period of the NJ Portfolio shares held immediately prior to the exchange (Sections 354, 1223(1)); and (4) the basis and holding period immediately after the reorganization of the NJ Portfolio assets acquired by the Money Market Portfolio will be the same as the basis and holding period of such assets of the NJ Portfolio immediately prior to the reorganization (Sections 362(b), 1223(2)).
Effect of the Reorganization on Capital Loss Carryforwards. The following tables provide comparative information regarding appropriate approximate realized capital gains and losses and net unrealized appreciation or depreciation of portfolio securities of the Money Market Portfolio and the NJ Portfolio as of October 31, 1995, and the capital loss carryforwards of each at the end of its last fiscal year.


                           The Money Maket Portfolio
                Capital Loss Carryforward at October 31, 1995


                                The NJ Portfolio
                Capital Loss Carryforward at October 31, 1995


If the reorganization does not occur, the Money Market Portfolio's capital loss carryforwards will expire starting in 1996 through 2001 and will be available to offset any net realized capital gains during the period prior to expiration. It is anticipated that no distributions of net realized capital gains would be made by the NJ Portfolio until the capital loss carryforwards expire or are offset by net realized capital gains.


If the reorganization is consummated, the Money Market Portfolio will be constrained in the extent to which it can use the capital loss carryforwards of the NJ Portfolio because of limitations imposed by the Internal Revenue Code on the occurrence of an "ownership change." The Money Market Portfolio should be able to use in each year from 199__ through 2003, a capital loss Carryforward in an amount equal to the value of the NJ Portfolio on the date of the reorganization as limited by section 381. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year.

It appears that the anticipated benefits, particularly the lower expense ratio, outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards, and the differing consequences of federal and various other income taxation on a distribution received by each shareholder whose tax liabilities (if any) are determined by the net effect of a multitude of considerations that are individual to the shareholder. NJ Portfolio shareholders who need information as to state and local tax consequences, if any, should consult their tax advisers.

Capitalization. The following table shows the capitalization of the NJ Portfolio and the Money Market Portfolio as of October
31, 1995, and on a pro forma basis as of the date of the proposed acquisition of assets at net asset value:


                                      The Money Market
                The NJ Portfolio     Portfolio, Class O     Proforma Combined*

Net Assets      $32,113,347.00     $1,910,809,093.00       $1,942,922,440.00
Net Asset
  Value Per
  Share         $1.00              $1.00                   $1.00
Total Capital
  Stock         $32,119,688.00     $1,910,919,688.00       $1,943,039,376.00


*The Pro Forma combined net assets does not reflect adjustments with respect to distributions prior to the reorganization. For each one share of the NJ Portfolio shares owned, shareholders of the NJ Portfolio would receive pro forma approximately one Class O share of the Money Market Portfolio. The actual exchange ratio will be determined based on the relative net asset value per share on the acquisition date.




                 COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS


Both Portfolios are series of CTFR, an open-end management investment company organized as a Massachusetts business trust and thus have the same Declaration of Trust and Bylaws.



INFORMATION ABOUT THE PORTFOLIOS


The Money Market Portfolio. Information about the Money Market Portfolio's Class O shares is included in its current prospectus dated April 30, 1995, a copy of which is included with this proxy statements and incorporated by reference into it. Additional information about the Money Market Portfolio is included in the Statement of Additional Information also dated April 30, 1995, which has been filed with the Securities and Exchange Commission and is incorporated by reference in this proxy statement. Copies of the Statement of Additional Information may be obtained without charge by writing to the Money Market Portfolio at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling (800) 368-2748. The Money Market Portfolio files proxy material, reports and other information with the Securities and Exchange Commission. These reports may be inspected and copied at the Public Reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of the material may also be obtained from the Office of Consumer Affairs and Information Services of the Securities and Exchange Commission at prescribed rates.


The NJ Portfolio. Information concerning the operations and management of the NJ Portfolio is incorporated by reference into this proxy statement from the NJ Portfolio's current Prospectus and Statement of Additional Information, each dated April 30, 1995. Copies may be obtained without charge by writing the NJ Portfolio at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling (800) 3682748. Reports and other information filed by The NJ Portfolio can be inspected and copied at the Public
Reference Branch maintained by the Securities and Exchange
Commission, located at 450 Fifth Street, N.W., Washington, D.C.
20549. Copies of material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and
Information Services, Securities and Exchange Commission,
Washington, D.C. 20549.


                               VOTING INFORMATION


Proxies from the shareholders of the NJ Portfolio are being solicited by the Trustees of CTFR for the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on ___________________, 1996, or at such later time or date made necessary by any adjournment(s). A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., Secretary of the NJ Portfolio, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Plan. Approval of the Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of the NJ Portfolio entitled to vote at the meeting.


Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert Group and its affiliates or by proxy soliciting firms retained for this purpose. The NJ Portfolio will bear the solicitation costs.


Shareholders of the NJ Portfolio of record at the close of business on _______ __, 199__ ("record date") are entitled to notice of and to vote at the Special Meeting or any adjournment
(s) thereof. The holders of a majority of the shares of the NJ Portfolio outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting; however, as noted above, the affirmative vote of the holders of at least a majority of the shares outstanding at the close of business on the record date is required to approve the reorganization. Shareholders are entitled to one vote for each share held. As of October 31, 1995, as shown on the books of the NJ Portfolio, there were issued and outstanding _______________ shares of the NJ Portfolio. The votes of the shareholders of the Money Market Portfolio are not being solicited since their approval or consent is not necessary for this transaction.


As of November 29, 1995, the officers and Trustees of the NJ
Portfolio as a group beneficially owned less than 1% of the outstanding shares of the NJ Portfolio, and no persons owned 5% or more of the outstanding shares.


                                  ADJOURNMENT


In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting.

By Order of the Board of Trustees





William M. Tartikoff, Esq.
Secretary


The Trustees of CTFR, Including the Independent Trustees,
Recommend a Vote FOR Approval of the Plan.

                                                           Exhibit A


                      AGREEMENT AND PLAN OF REORGANIZATION


This AGREEMENT AND PLAN OF REORGANIZATION, dated as of November 27, 1995 is by and between Calvert Tax-Free Reserves ("CTFR"), a Massachusetts business trust, on behalf of its New Jersey Money Market Portfolio series (the "NJ Portfolio"), and CTFR's Money Market Portfolio series (the "Money Market Portfolio").


In consideration of the mutual promises contained in this Agreement, the parties agree as follows:


1.  SHAREHOLDER APPROVAL


Approval by Shareholders. A meeting of the shareholders of the NJ Portfolio shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the "Agreement" or "Plan"). The NJ Portfolio shall furnish to the Money Market Portfolio such data and information as shall be reasonably requested by the Money Market Portfolio for inclusion in the information to be furnished to its shareholders in connection with the meeting.


2.  REORGANIZATION


(a) Plan of Reorganization. The NJ Portfolio will convey, transfer, and deliver to the Money Market Portfolio all of the then-existing assets of the NJ Portfolio at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, the Money Market Portfolio agrees to the following:


(i) to assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section
2(b)), all of the NJ Portfolio's obligations and liabilities, whether absolute, accrued, contingent, or otherwise; and


(ii) to deliver to the NJ Portfolio in exchange for the assets the number of Class "O" shares of beneficial interest of Money Market Portfolio ("Money Market Shares") to be determined as follows: In accordance with Section 3 of this Agreement, the number of shares shall be determined by dividing the per share net asset value of Money Market Shares (rounded to the nearest mill) by the net asset value per share of the NJ Portfolio (rounded to the nearest mill) and multiplying the quotient by the number of outstanding shares of the NJ Portfolio as of the close of business on the closing date.


(b) Closing and Effective Time of the Reorganization. The
Closing shall occur at the "Effective Time of the Reorganization," which shall be either


(i) the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the NJ Portfolio at which the Plan will be considered, or


(ii) such later date as the parties may mutually agree.


3.  VALUATION OF NET ASSETS


(a) The value of the NJ Portfolio's net assets to be transferred to the Money Market Portfolio under this Agreement shall be computed as of the close of business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in the Money Market's prospectus.


(b) The net asset value per share of Money Market Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by the Money Market Portfolio's Treasurer using the same valuation procedures as set forth in the Money Market Portfolio's prospectus.


(c) A copy of the computation showing in reasonable detail the valuation of the NJ Portfolio's net assets to be transferred to the Money Market Portfolio pursuant to paragraph 2 of this Agreement, certified by the Treasurer of the NJ Portfolio, shall be furnished by the NJ Portfolio to the Money Market Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Money Market
Shares pursuant to paragraph 2 of this Agreement, certified by the Treasurer of the Money Market Portfolio, shall be furnished by the Money Market Portfolio to the NJ Portfolio at the Closing.


4.  LIQUIDATION AND DISSOLUTION


(a) As soon as practicable after the Closing Date, the New Jersey Portfolio will distribute pro rata to NJ Portfolio shareholders of record as of the close of business on the Closing Date the shares of the Money Market Portfolio received by the NJ Portfolio pursuant to this Section. Such liquidation and distribution will be accompanied by the establishment of Shareholder accounts on the share records of the Money Market Portfolio in the names of each such shareholder of the NJ Portfolio, representing the respective pro rate number of full shares and fractional interests in Class O shares of the Money Market Portfolio due to each. No such shareholder accounts shall be established by the Money Market Portfolio or its transfer agent for the Money Market Portfolio except pursuant to written instructions from CTFR, and CTFR agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former NJ Portfolio shareholder a pro rata share of the number of Class O shares of Money Market Portfolio received pursuant to Section 2(a) of this Agreement.


(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by the Money Market Portfolio or its transfer agent to each shareholder of the NJ Portfolio receiving such distribution of shares of the Money Market Portfolio informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.


(c) Following the Closing Date and until surrendered, each outstanding share certificate representing shares of the NJ
Portfolio shall be deemed for all purposes to evidence ownership of shares of the Money Market Portfolio that the holder is entitled to receive in exchange for the certificate. The shares of the Money Market Portfolio that the holder is entitled to receive with respect to the NJ Portfolio's share certificates not yet surrendered will be held by the Money Market Portfolio's transfer agent on behalf of the shareholder, but may not be transferred or redeemed until surrender of the NJ Portfolio's share certificates in proper form for transfer to the Money
Market Portfolio's transfer agent or, in lieu thereof, the posting of a lost certificate bond or other surety instrument deemed acceptable to the Money Market Portfolio's transfer agent. All of the Money
Market Portfolio's distributions attributable to the shares represented by the share certificates of the NJ Portfolio retained by shareholders will be paid to the shareholder in cash or invested in additional shares of the Money Market Portfolio at the net asset value in effect on the respective payment dates in accordance with instructions previously given by the shareholder to CTFR's transfer agent. Share certificates representing holdings of shares of the Money Market Portfolio shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of the Money Market
Portfolio will be issued only for full shares of the Money
Market Portfolio and any fractional interests in shares shall be credited in the shareholder's account with the Money Market
Portfolio.


(d) As promptly as is practicable after the liquidation of the NJ Portfolio, and in no event later than 12 months from the date of this Agreement, the NJ Portfolio shall be terminated pursuant to the provisions of the Plan.


(e) Immediately after the Closing Date, the share transfer books of the NJ Portfolio shall be closed and no transfer of shares shall thereafter be made on those books.



5.  TRUST; BY-LAWS


(a) Declaration of Trust. The Declaration of Trust of CTFR, which governs the Money Market Portfolio and the NJ Portfolio, as in effect immediately prior to the Effective Time of the Reorganization shall continue to be the Declaration of Trust until amended as provided by law.


(b) By-laws. The By-laws of CTFR, which govern the Money Market Portfolio and the NJ Portfolio, in effect at the Effective Time of the Reorganization shall continue to be the By-laws of the Money Market Portfolio and the NJ Portfolio until the same shall thereafter be altered, amended, or repealed in accordance with the Trust Indenture or said By-laws.



6.  REPRESENTATIONS AND WARRANTIES OF THE MONEY MARKET PORTFOLIO


(a) Organization, Existence, etc. The Money Market Portfolio is a duly organized series of the CTFR, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to carry on its business as it is now being conducted. Currently, the Money Market Portfolio is not qualified to do business as a foreign corporation under the laws of any jurisdiction. The Money Market Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.


(b) Registration as Investment Company. CTFR, of which the Money Market Portfolio is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.


(c) Capitalization. The authorized capital stock of the Money Market Portfolio consists of an unlimited number of shares of beneficial interest, no par value, of which as of October 31, 1995, ___________ shares were outstanding and no shares were held in the treasury of the Money Market Portfolio. All of the outstanding shares of the Money Market Portfolio have been duly authorized and are validly issued, fully paid and non-assessable. Since the Money Market Portfolio is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.


(d) Financial Statements. The financial statements of the Money Market Portfolio for the year ended December 31, 1994 (the "Money Market Portfolio Financial Statements"), delivered to CTFR herewith, fairly present the financial position of the Money Market Portfolio as of December 31, 1994 and the results of its operations and changes in its net assets for the year then ended.


(e) Shares to be Issued Upon Reorganization. Money Market Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.


(f) Authority Relative to this Agreement. CTFR has the power to enter into the Plan on behalf of its series Money Market Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of CTFR and no other proceedings by the Money Market Portfolio are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. The Money Market Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree which would be violated by its executing and carrying out the Plan.


(g) Liabilities. There are no liabilities of CTFR on behalf of its series the Money Market Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in the Money Market Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 1994 or otherwise previously disclosed to CTFR, none of which has been materially adverse to the business, assets or results of operations of the Money Market Portfolio.


(h) Litigation. To the knowledge of CTFR there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Money Market Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.
(i) Contracts. Except for contracts and agreements previously disclosed to CTFR under which no default exists, the Money Market Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.


(j) Taxes. The federal income tax returns of CTFR have been filed for all taxable years to and including December 31, 1994, and all taxes payable pursuant to such returns have been paid. CTFR has qualified as a regulated investment company under the Internal Revenue Code in respect to each taxable year of CTFR since commencement of its operations.


(k) Registration Statement. CTFR shall have filed with the Securities and Exchange Commission (the "Commission") a "Registration Statement" under the Securities Act of 1933, as amended ("Securities Act") relating to the shares of capital stock of CTFR issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement


(i) will comply in all material respects with the provisions of the
Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and


(ii) will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.


Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the "Prospectus" and "Statement of Additional Information" included therein, as amended or supplemented by any amendments or supplements filed by CTFR, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by CTFR for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).



7.  REPRESENTATIONS AND WARRANTIES OF THE NJ PORTFOLIO


(a) Organization, Existence, etc. NJ Portfolio is a duly organized series of the CTFR, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and has the power to carry on its business as it is now being conducted. Currently, CTFR is not qualified to do business as a foreign corporation under the laws of any jurisdiction. CTFR has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.


(b) Registration as Investment Company. CTFR, of which the NJ
Portfolio is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.


(c) Capitalization. The NJ Portfolio has an unlimited number of shares of beneficial interest, no par value, of which as of October 31, 1995, ________________ shares were outstanding and no shares were held in the treasury of the NJ Portfolio. Since the NJ Portfolio is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the NJ Portfolio may change prior to the Effective Date of the Reorganization.


(d) Financial Statements. The financial statements of the NJ Portfolio for the year ended December 31, 1994 (the "NJ
Portfolio Financial Statements"), previously delivered to the Money Market Portfolio, fairly present the financial position of The NJ Portfolio as of that date, and the results of its operations and changes in its net assets for the year then ended.


(e) Authority Relative to the Plan. CTFR has the power to enter into the Plan on behalf of the NJ Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Trustees of CTFR and, except for approval by the holders of its shares, no other proceedings by CTFR are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. CTFR is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.


(f) Liabilities. There are no liabilities of CTFR whether or not determined or determinable, other than liabilities disclosed or provided for in the NJ Portfolio Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 1994 or otherwise previously disclosed to the Money Market Portfolio none of which has been materially adverse to the business, assets, or results of operations of the NJ Portfolio.


(g) Litigation. To the knowledge of CTFR there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the NJ Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.


(h) Contracts. Except for contracts and agreements previously disclosed to the Money Market Portfolio under which no default exists, CTFR on behalf of the NJ Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.


(i) Taxes. The federal income tax returns of the NJ Portfolio have been filed for all taxable years to and including the taxable year ended December 31, 1994 and all taxes payable pursuant to such returns have been paid. The NJ Portfolio has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of the NJ Portfolio since commencement of its operations.


(j) Portfolio Securities. All securities to be listed in the schedule of investments of the NJ Portfolio as of the Effective Time of the Reorganization will be owned by CTFR on behalf of the NJ Portfolio free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.


(k) Registration Statement. CTFR will cooperate with the Money Market Portfolio in connection with the Registration Statement referred to in Section 6(k) of this Agreement, and will furnish to the Money Market Portfolio the information relating to the NJ Portfolio required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the NJ Portfolio,


(i) will comply in all material respects with the provisions of the Securities Act and its Regulations, and

(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.


Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section I and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Money Market, insofar as it relates to the NJ Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by CTFR for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).



8.  CONDITIONS TO OBLIGATIONS OF THE NJ PORTFOLIO


The obligations of the NJ Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:


(a) Shareholder Approval. The Plan shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of the NJ Portfolio.


(b) Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, the NJ Portfolio shall have complied with each of its responsibilities under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the NJ Portfolio since December 31, 1994 As of the Effective Time of the Reorganization, the NJ Portfolio shall have received a certificate from the Money Market Portfolio satisfactory in form and substance to the NJ Portfolio indicating that it has met the terms stated in this Section.


(c) Regulatory Approval. The Registration Statement referred to in Section 6(k) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.


(d) Tax Opinion. CTFR shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to CTFR, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the NJ Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the NJ Portfolio in connection with the Reorganization, and on such other written representations as CTFR and the NJ Portfolio, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:


(i) neither the NJ Portfolio nor the Money Market Portfolio will recognize any gain or loss upon the transfer of the assets of the NJ Portfolio to and the assumption of its liabilities by the Money Market Portfolio in exchange for the Money Market Shares and upon the distribution (whether actual or constructive) of the Money Market Shares to its shareholders in exchange for their shares of capital stock of the NJ Portfolio;

(ii) the shareholders of the NJ Portfolio who receive Money Market Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the NJ Portfolio for Money Market Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;


(iii) the basis of Money Market Shares received by the NJ
Portfolio's shareholders will be the same as the basis of the shares of capital stock of the NJ Portfolio surrendered in the exchange; and


(iv) the basis of the NJ Portfolio assets acquired by the Money
Market Portfolio will be the same as the basis of such assets to the NJ Portfolio immediately prior to the Reorganization.



9.  CONDITIONS TO OBLIGATIONS OF THE MONEY MARKET PORTFOLIO


The obligations of the Money Market Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:


(a) Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Money Market Portfolio shall have complied with each of its obligations under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Money Market Portfolio since December 31, 1994. The Money Market Portfolio shall have received a certificate from the NJ Portfolio satisfactory in form and substance to the Money Market Portfolio indicating that it has met the terms stated in this Section.


(b) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.


(c) Tax Opinion. The Money Market Portfolio shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Money Market Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the NJ Portfolio and the shareholders of the NJ Portfolio. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the NJ Portfolio in connection with the Reorganization, and on such other written representations as CTFR and the Money Market Portfolio, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:


(i) neither the NJ Portfolio nor the Money Market Portfolio will recognize any gain or loss upon the transfer of the assets of the NJ Portfolio to, and the assumption of its liabilities by, the Money Market Portfolio in exchange for Money Market Shares and upon the distribution (whether actual or constructive) of Money Market Shares to its shareholders in exchange for their shares of beneficial interest of t he NJ Portfolio;


(ii) the shareholders of the NJ Portfolio who receive Money
Market
Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the NJ Portfolio for Money Market Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;


(iii) the basis of Money Market Shares received by the NJ
Portfolio's shareholders will be the same as the basis of the shares of capital stock of the NJ Portfolio surrendered in the exchange; and


(iv) the basis of the NJ Portfolio assets acquired by the Money
Market Portfolio will be the same as the basis of such assets to the NJ Portfolio immediately prior to the Reorganization.



10.  AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS,
WARRANTIES AND REPRESENTATIONS


(a) The parties hereto may, by agreement in writing authorized by the Board of Trustees, amend the Plan at any time before or after approval of the Plan by shareholders of the NJ Portfolio, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.


(b) At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.


(c) The NJ Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Money Market Portfolio if (i) a material condition to its performance under this Agreement or a material covenant of the Money Market Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Money Market Portfolio.


(d) The Money Market Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the NJ Portfolio if (i) a material condition to its performance under this Agreement or a material covenant of the NJ Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the NJ Portfolio.


(e) The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the NJ Portfolio, without liability on the part of either party hereto or its respective trustees, officers, or shareholders, and shall be terminated without liability as of the close of business on December 31, 1996 if the Effective Time of the Reorganization is not on or prior to such date.


(f) No representations, warranties, or covenants in or pursuant to the Plan (including certificates of officers) shall survive the Reorganization.



11.  EXPENSES


The NJ Portfolio and the Money Market Portfolio will bear their own expenses incurred in connection with this Reorganization.



12.  GENERAL
This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Portfolio and delivered to each of the parties hereto. The headings contained in the Plan or for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.


IN WITNESS WHEREOF, CTFR has caused the Plan to be executed on behalf of its NJ Portfolio and Money Market Portfolios by the Chairman, President, or a Vice President, and its seals to be affixed hereto and attested by the Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.



Attest:          CALVERT TAX-FREE RESERVES NEW JERSEY
                 MONEY MARKET PORTFOLIO
By:
                 Clifton S. Sorrell, President








Attest:          CALVERT TAX-FREE RESERVES
                 MONEY MARKET PORTFOLIO





By:
                 Clifton S. Sorrell, President

                      STATEMENT OF ADDITIONAL INFORMATION


                          ____________________, 199___


                          Acquisition of the Assets of
                          CALVERT TAX-FREE RESERVES--
                       NEW JERSEY MONEY MARKET PORTFOLIO
                            4550 Montgomery Avenue,
                             Suite 1000N Bethesda,
                                 Maryland 20814


                        By and in Exchange for Shares of


               CALVERT TAX-FREE RESERVES--MONEY MARKET PORTFOLIO
                      4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814


         This Statement of Additional Information dated _______ ___, 199___, relates to the proposed transfer of assets of Calvert Tax-Free Reserves--New Jersey Money Market Portfolio to Calvert Tax-Free Reserves Money Market Portfolio. The Statement consists of this cover page and the Statement of Additional Information of Calvert Tax-Free Reserves Money Market Portfolio dated April 30, 1995, and an unaudited balance sheet and statement of operations for the Calvert Tax-Free Reserves Money Market Portfolio as of June 30, 1995.


         This Statement of Additional information is not a prospectus.
A Prospectus/Proxy Statement dated ___________ ___, 199___, relating to the above-referenced matter may be obtained from The Calvert Group,
Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. This Statement of Additional information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.


         The date of this Statement of Information is ____________ ___, 199___.

                          CALVERT TAX-FREE RESERVES--
                       NEW JERSEY MONEY MARKET PORTFOLIO
                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES



      The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Clifton S. Sorrell, Jr. attorneys, with full power of substitution, to vote all shares of Calvert Tax-Free Reserves-New Jersey Money Market Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on _________ __, 1996 at 10:00
a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.



NOTE: Please sign exactly as your name appears on the Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.


Date ____________________________, 1996


_____________________________________


_____________________________________
Signature(s)   (Title(s), if applicable)


PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE



_____________________________________________



Please refer to the Proxy Statement discussion on this matter.


IF NO SPECIFICATION IS MADE,
THE PROXY SHALL BE VOTED FOR THE PROPOSAL.


As to any other matter, said attorneys shall vote in accordance with their best judgment.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:


1. To act upon a proposal to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the Calvert Tax-Free Reserves ("CTFR") New
Jersey Money Market Portfolio in exchange for Class O shares of the CTFR Money Market Portfolio.


FOR-AGAINST-ABSTAIN

                           PART C. OTHER INFORMATION


Item   15.    Indemnification

Registrant's Declaration of Trust, which Declaration is Exhibit 1 of this Registration Statement, provides, in summary, that officers, trustees, employees, and agents shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.
Registrant's Declaration of Trust also provides that Registrant may purchase and maintain liability insurance eon behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in directors and officers liability coverage, plus $3 million in excess directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $9 million Investment Company Blanket bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402, and an additional $5 million in excess of $9 million blanket bond with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061.



Item   16.  Exhibits


1. Declaration of Trust (incorporated by reference to Registrant's
Initial Registration Statement, October 20, 1980).


2.       By-Laws (incorporated by reference to Registrant's
Initial
Registration Statement, October 20, 1980).


4. Plan of Reorganization (herewith) (Exhibit A to the N-14 prospectus).


6.       Advisory Contract (incorporated by reference to
Registrant's
Post-Effective Amendment No. 29, August 30, 1991).


7. Underwriting and Dealer Agreements (incorporated by reference to Registrant's Post-Effective Amendment No. 40, February 8,
1995).


8. Trustees' Deferred Compensation Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 3-,
January 31, 1992).


9.       Custodial Contract (Incorporated by reference to
Registrant's Post-Effective Amendment No. 34, November 30, 1993);


11. Opinion and consent of Counsel as to Legality of Shares Being Registered (herewith)

12.      Tax Opinion (herewith)

14.      Consent of Independent Accountants (herewith)

16.      Powers of Attorney (herewith)

17.(a)   Prospectus of Portfolio Being Acquired

17.(b)   Prospectus of Acquiring Portfolio

17.(c)   Declaration Pursuant to Rule 24f-2



Exhibits 3, 5, 10, 13 and 15 are omitted because they are inapplicable.



Item   17.  Undertakings
            Not Applicable

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Bethesda, and State of Maryland, on the __ day of November, 1995.


CALVERT TAX-FREE RESERVES


By: ______________________________
         Clifton S. Sorrell, Jr.
         President and Trustee




                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.






Clifton S. Sorrell, Jr                             12/11/95
Trustee and Principal Executive Officer






Ronald M. Wolfsheimer                              12/11/95
Principal Accounting Officer



_________________________
12/11/95
Richard L. Baird, Jr.
Trustee



_________________________
12/11/95
Frank H. Blatz, Jr., Esq.
Trustee


________________________
12/11/95
Frederick T. Borts, M.D.
Trustee


________________________
12/11/95
Douglas E. Feldman, M.D.
Trustee


_________________________
12/11/95
John G. Guffey, Jr.
Trustee


_________________________
12/11/95
Arthur J. Pugh
Trustee

________________________
12/11/95
David R. Rochat
Trustee


_________________________
12/11/95
D. Wayne Silby
Trustee


** Signed by Susan Walker Bender, Esq., attorney-in-fact, pursuant to power of attorney, attached hereto.





_______________________________
1Total return has not been audited prior to 1994.